CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the use in the Form 10-SB Registration Statement, of Talger Management, Inc. our report for the period from July 16, 1999 (inception) to August 10, 1999, dated August 19, 1999, relating to the financial statements of Talger Management, Inc. which appear in such Form 10-SB.

                            WEINBERG & COMPANY, P.A.
                          Certified Public Accountants

Boca Raton, Florida
October 18, 1999